Subsequent Events (Notes)	6 Months Ended
Jun. 30, 2014
Subsequent Events [Abstract]
Subsequent Events [Text Block]
17.    SUBSEQUENT EVENTS

In July 2014, our director and vice chairman Tor Olav Troim acquired 3.0 million shares in Golar from our majority shareholder, World Shipholding, bringing his direct and indirect holding in us to3.4 million shares representing a 3.6% interest. World Shipholding's ownership in us following this transaction is 33.8 million shares representing a 36.2% interest.
On July 2, 2014 , the key agreement for the conversion of the Hilli to an FLNGV, became effective, see note 9 for further detail.
In August 2014, we declared dividend of $0.45 per share in respect of the quarter ended June 30, 2014 which will be paid in September 2014. In addition, Golar Partners made a cash distribution of $0.5475 per unit in August 2014 in respect of the quarter ended June 30, 2014, of which we received $15.0 million of dividend income in relation to our common, subordinated and general partner units and IDRs held at the record date.
Following our repayment of an outstanding balance under the World Shipholding revolving credit facility in April 2014, this facility was terminated in August 2014.
On August 14, 2014, our Audit Committee (the “Audit Committee”) and Board of Directors approved the appointment of Ernst & Young LLP (“Ernst &Young”) as our principal accountants. PricewaterhouseCoopers LLP was previously our principal accountants. Following the Audit Committee’s approval of Ernst & Young, PricewaterhouseCoopers LLP was dismissed.
The audit report of PricewaterhouseCoopers LLP on our consolidated financial statements as of and for the years ended December 31, 2012 and 2013 did not contain any adverse opinion or disclaimer of opinion, nor was the opinion qualified or modified as to uncertainty, audit scope, or accounting principles.
During the two fiscal years ended December 31, 2013, and the subsequent period through August 14, 2014, there were: (1) no disagreements with PricewaterhouseCoopers LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements if not resolved to their satisfaction would have caused them to make reference in connection with their opinions to the subject matter of the disagreement, or (2) no reportable events as defined under Item 16F(a)(1)(v), other than as of December 31, 2012 there was a material weakness identified in Management’s report on internal controls over financial reporting whereby we did not maintain effective controls over the accounting for our investments in equity securities. Controls were not designed appropriately to monitor for triggering events which require the reconsideration of control and consolidation and to assess the impact of those triggering events. As a result, the effect of a change in how the board members of Golar LNG Partners LP are appointed arising at its first Annual General Meeting was not identified on a timely basis as a trigger event resulting in deconsolidation. This material weakness was subject to discussion between the Audit Committee and PricewaterhouseCoopers LLP and the Company has authorized PricewaterhouseCoopers LLP to respond fully to the inquiries of Ernst & Young concerning this matter.
We have requested that PricewaterhouseCoopers LLP furnish it with a letter addressed to the SEC stating whether or not it agrees with the above statements. A copy of such letter, dated September 4, 2014, is filed as Exhibit 16.1 to this Form 6-K.
In addition to the Hilli conversion, we are in the process of negotiating definitive documentation with Keppel for the conversion of the Gimi into a FLNGV.  We expect that the converted Gimi would have similar production capacity and on-board storage as the converted Hilli. We expect to reach agreement with Keppel on definitive documentation by October 2014, and as a condition precedent to the effectiveness of such agreement use a portion of the proceeds of this offering to make an initial payment in the order of $150.0 million, or the Initial Payment, to Keppel to start securing long lead items for the Gimi conversion.   The Gimi construction agreements will be executed by a new subsidiary of Golar, Golar Gimi Corporation. The Initial Payment will be payable as a condition precedent to the effectiveness of the Gimi construction agreements following their execution. We also intend that the definitive agreements will provide for full construction activities to commence only upon the issue by Golar of a full notice to proceed (such notice to be issued not later than November 2015). Upon execution of the definitive documentation and the Initial Payment, we will retain termination rights that in the event of a termination will require a portion of the Initial Payment be applied, to the extent that the Initial Payment has not been committed for the purposes of the works above, as a cancellation payment and to subcontractor break fees, with the remainder being applied as an advance payment for remaining sums payable in connection with the Hilli conversion.  If the Initial Payment has been committed such that there is an insufficient amount remaining to be applied to the cancellation payment and subcontractor break fees, Golar Gimi Corporation will be required to meet the payment obligation.
The expected delivery date from the yard of the Gimi FLNGV is in the fourth quarter of 2017 or the first quarter of 2018, although there may be an opportunity to accelerate delivery by making a construction agreement effective sooner.

Our subsidiary, Golar GHK Lessors Limited has entered into a share sale and purchase agreement, or the Share Purchase Agreement, with KSI Production Pte Ltd (a subsidiary of Keppel Corporation Limited) pursuant to which Keppel has agreed to purchase from Golar GHK Lessors Limited 10% of the shares that Golar GHK Lessors Limited holds in Golar Hilli Corporation, the owner of the Hilli. The closing under the Share Purchase Agreement is subject to certain conditions, primarily the receipt of payment from Keppel. Golar GHK Lessors Limited and KSI Production Pte Ltd, together with Golar Hilli Corporation, have also entered into a shareholders' agreement which will enter into effect upon the closing of the share sale under the Share Purchase Agreement. The shareholders' agreement governs the relationship between Golar GHK Lessors Limited and KSI Production Pte Ltd with respect to the conduct of the business to be undertaken by Golar Hilli Corporation, which includes seeking opportunities, and entering into agreements, with respect to the deployment and use of the Hilli for natural gas liquefaction projects. Under the shareholder's agreement, Golar appoints the majority of directors and certain strategic decisions are subject to shareholder consent. Golar Hilli Corporation Limited may call for cash from the shareholders for any future funding requirements and shareholders are required to contribute to such cash calls up to a defined cash call contribution cap (after which funding is discretionary but non-funding results in dilution of the shareholders' interest).